Exhibit 99.1

Independence Realty Trust Appoints Craig Macnab to its Board of Directors

Waives Option to Classify Board Under Maryland Law

PHILADELPHIA – Independence Realty Trust, Inc. (NYSE: IRT) (“IRT” or the “Company”) today announced the appointment of Craig Macnab to its Board of Directors (the “Board”), effective February 29, 2024. Mr. Macnab brings over 20 years of experience to IRT’s Board after serving in various executive and board roles in the REIT industry, including most recently as CEO of National Retail Properties, Inc. (NYSE: NNN) for 13 years. Mr. Macnab’s appointment increases the size of IRT’s Board to 10 members, including 8 independent directors. In connection with this announcement, the Company has entered into a cooperation agreement with Argosy-Lionbridge Management, LLC (“ALM”), an IRT stockholder.
IRT also announced that its Board has reaffirmed the Company’s commitment to leadership in corporate governance practices by waiving the option to classify its Board under provisions of the Maryland Unsolicited Takeover Act, or MUTA, unless first approved by the stockholders of the Company by a majority of the votes cast on the matter.
“We are pleased to welcome Craig to the IRT Board,” said Scott Schaeffer, Chairman and CEO of IRT. “Craig’s appointment broadens the experience and diversity of perspectives represented on our Board, and we are confident he will bring invaluable skills and expertise from his decades of leadership in the REIT industry. The Board’s decision to opt out of MUTA reinforces our objective of maintaining leading governance and delivering value to our stockholders.”
“I’m honored to be joining IRT’s Board,” said Craig Macnab. “IRT has created a compelling and differentiated real estate platform, underpinned by its focus on creating a scaled portfolio of high-quality assets across core Sunbelt and Midwest markets that are well positioned to support long-term growth. I look forward to partnering with my fellow Board members and the management team to continue driving the organization’s track record of success into the future.”
Greg Morillo, CIO & Managing Partner of ALM, said “Craig’s appointment and our agreement with the Company is the result of a constructive dialogue with IRT’s Board and management team over several quarters. We see significant opportunity for value creation at IRT, as the Company increases its financial flexibility through its previously announced Portfolio Optimization and Deleveraging Strategy, and believe Craig’s deep industry experience will contribute to the Company’s execution of this strategy. We are also pleased with the actions taken by the Company to opt out of MUTA.”
ALM has agreed to abide by certain customary standstill and voting commitments, including supporting the Board’s slate of directors, subject to limited exceptions. The cooperation agreement will be filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) as an exhibit to a related Current Report on Form 8-K.
Citigroup served as financial advisor and Latham & Watkins served as legal advisor to the Company.
About Craig Macnab
Craig Macnab has served on the Board of VICI Properties Inc. (NYSE: VICI) since 2017, as the Chairman of the Compensation Committee since 2019, and as a member of the Audit Committee since 2020. He has also served on the Board of American Tower Corporation (NYSE: AMT) since 2014 and as the Chairman of the Compensation Committee since 2018. Prior to these appointments, he served as CEO of National Retail Properties, Inc. (NYSE: NNN) for 13 years and Chairman for nine years. He has also sat on the Boards of Forest City Realty Trust, Inc. (formerly NYSE: FCEA), DDR Corporation (formerly NYSE: DDR), Eclipsys Corporation (formerly NASDAQ: ECLP), JDN Realty Corporation (formerly NYSE: JDN) and Per-Se Technologies, Inc. (formerly NASDAQ: PSTI). Mr. Macnab earned his Bachelor of Commerce degree in Economics and Accounting from the University of Witwatersrand and a Master of Business Administration from Drexel University.
About Independence Realty Trust, Inc.
Independence Realty Trust, Inc. (NYSE: IRT) is a real estate investment trust that owns and operates multifamily communities, across non-gateway U.S. markets including Atlanta, GA, Dallas, TX, Denver, CO, Columbus, OH, Indianapolis, IN, Raleigh-Durham, NC, Oklahoma City, OK, Nashville, TN, Houston, TX, and Tampa, FL. IRT’s investment strategy is focused on gaining scale near major employment centers within key amenity rich submarkets that offer good school districts and high-quality retail. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return on capital through distributions and capital appreciation. More information may be found on the Company’s website www.irtliving.com.
Forward-Looking Statements
This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, increased financial flexibility, growth opportunities and related benefits that we expect to realize through our Portfolio Optimization and Deleveraging Strategy and value add program. All statements in this release that address financial and operating performance, events or developments that we expect or anticipate will occur or be achieved in the future are forward-looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions.
Our forward-looking statements are not guarantees of future performance and involve estimates, projections, forecasts, strategies and assumptions, including as to matters that are not within our control, and are subject to risks and uncertainties including, without limitation, risks and uncertainties related to changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could lead to declines in occupancy and rent levels, uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital, unexpected changes in our intention or ability to repay certain debt prior to maturity, increased costs on account of inflation, increased competition in the labor market, failure to realize cost savings, efficiencies and other benefits that we expect to result from our Portfolio Optimization and Deleveraging Strategy, inability to sell certain assets, including those assets designated as held for sale, within the time frames or at the pricing levels expected, failure to achieve expected benefits from the redeployment of proceeds from asset sales, delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve rent increases and occupancy levels on account of the value add initiatives, unexpected impairments or impairments in excess of our estimates, increased regulations generally and specifically on the rental housing market, including legislation that may regulate rents and fees or delay or limit our ability to evict non-paying residents, risks endemic to real estate and the real estate industry generally, the impact of potential outbreaks of infectious diseases and measures intended to prevent the spread or address the effects thereof, the effects of natural and other disasters, unknown or unexpected liabilities, including the cost of legal proceedings, costs and disruptions as the result of a cybersecurity incident or other technology disruption, unexpected capital needs, inability to obtain appropriate insurance coverages at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverages, and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2023, and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements.

These forward-looking statements are based upon the beliefs and expectations of our management at the time of this release and our actual results, including our ability to execute on our Portfolio Optimization and Deleveraging Strategy and other strategies, may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.
Independence Realty Trust, Inc.
Edelman Smithfield
Lauren Torres
917-365-7979
IRT@edelman.com